Exhibit 99.1

MusclePharm Announces Fourth Quarter and Fiscal Year 2021 Financial Results

Company Delivers $10.0 Million of Net Revenue in Fourth Quarter 2021 and $50.0 Million of Net Revenue for

Full Year 2021

Operating Expenses Decline $2.7 Million or 16% for Full Year 2021

Company Sells More Than 1.4 Million Cans of MP Performance Energy Since Launch; Delivers Fourth

Quarter 2021 Energy Margins of 35% and Full Year 2021 Energy Margins of 45%

LAS VEGAS, April 14, 2022 (GLOBE NEWSWIRE) — MusclePharm Corporation (“MusclePharm” or the “Company”) (OTCMKTS: MSLP), a global provider of leading sports nutrition and lifestyle branded nutritional supplements, today reported financial results for the fourth quarter and fiscal year ended December 31, 2021.

Mr. Ryan Drexler, the Chairman of the Board of Directors and Chief Executive Officer, stated, “I am incredibly proud of the numerous business achievements we have had in 2021 and year-to-date in 2022, positioning our Company for growth this fiscal year. Our MP Beverage team was formed last year and immediately hit the ground running with the successful launch of our MP Performance Energy drink line and through strategic distribution and marketing partnerships has sold an impressive 1.4 million cans since September of last year. Additionally, the team entered into a partnership with a first-in-class production company and is planning to launch a whey protein drink line this summer that will mark our entry into the fast-growing ready-to-drink protein category. We also successfully rolled out a reformulated MP Combat Protein Powder to Costco US and launched a new and improved formula of two of our top selling products, Combat 100% Whey and Combat Protein Powder.”

Mr. Drexler continued, “Sales and margins in the fourth quarter and full year 2021 were impacted by industry wide supply chain shortages; however, our continued focus on operating expense reduction helped to mitigate and we were able to deliver $50.0 million in revenue for the full year. I am incredibly proud of the team and we are on track to delivery sequential growth in sales in the second quarter of 2022. We believe we have the right team and offerings in place to deliver significant long-term growth.”

The following are key financial highlights for the period. Reconciliations of certain GAAP to non-GAAP measures are provided later in this press release.

Fourth Quarter 2021 Financial Highlights

●	Revenue, net was $10.0 million.
●	Gross margin was (5.2%) due to increased protein and freight costs; gross margin adjusted for the delay in sales and continued run-off of discount accruals was 5.0%.
●	Gross margin was 35.0% for MP Performance Energy.
●	Operating expenses were $3.5 million
●	Net loss was $(6.8) million.
●	Loss per share was $(0.20).
●	Adjusted EBITDA was $(4.0) million.

Fiscal Year 2021 Financial Highlights

●	Revenue, net was $50.0 million.
●	Gross margin was 10.7% due to increased protein and freight costs.
●	Gross margin was 45.0% for MP Performance Energy.
●	Operating expenses were $14.3 million.
●	Net loss was $(12.9) million.
●	Loss per share was $(0.39).
●	Adjusted EBITDA was $(7.5) million.

The following are key business highlights.

●	Planned expansion in summer 2022 into ready-to-drink shake protein category with the launch of new whey protein drink line under the leading MusclePharm brand; partnership formed with first-in-class production company.
●	MP Performance Energy drink line sold more than 1.4 million cans since launching in September 2021 with the addition of a variety pack launched with Amazon in March 2022.
●	Partnership entered into with Costco and Amazon.com for MP Performance Energy drink line; Costco to carry product in Southern California and Hawaii regions in summer 2022.
●	National partnership formed with leading nationwide food and beverage broker, Alliance Sales & Marketing, to strategically expand MP Performance Energy drink line into grocery and convenience channels across the US.
●	Built out national distribution network for MP Performance Energy drink line with the signing of eight independent beverage distributor partners.
●	Rolled out new and improved MP Combat Protein Powder to Costco US in a newly sized recyclable 6.2-litre tub.
●	Launched new and improved formula of two top selling products, Combat 100% Whey and Combat Protein Powder.

Non-GAAP Financial Measures

Within this press release, the Company refers to a non-GAAP financial measure (Adjusted EBITDA) which has a directly comparable U.S. GAAP financial measure (net (loss) income). EBITDA is defined as net (loss) income excluding interest, net, income taxes and depreciation and amortization. Adjusted EBITDA, in addition to those amounts included in EBITDA, is further adjusted for items such as stock-based compensation, gain on disposal of property and equipment, and (gain) loss on settlements.

Adjusted EBITDA is provided so that investors have the same financial data that management uses to assess the Company’s operating results with the belief that it will assist the investment community in properly assessing the ongoing performance of the Company for the periods being reported and future periods. The presentation of this additional information is not meant to be considered a substitute for measures prepared in accordance with U.S. GAAP.

Conference Call Information

The Company will host a conference call to discuss its operating results today at 1:30 pm Pacific Time (4:30 pm Eastern Time). Investors interested in accessing the live call can dial (877) 407-0792 from the U.S. and International callers can dial (201) 689-8263. A telephone replay will be available following the event and can be accessed by dialing (844) 512-2921 from the U.S. and International callers can dial (412) 317-6671; the conference ID is 13728949.

There will also be a simultaneous, live webcast with the ability to ask questions of management on the Investor Relations section of the Company’s website at www.musclepharm.com. The webcast will be archived for 30 days.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Such forward-looking statements only speak as of the date of this press release and the Company assumes no obligation to update the information included in this press release. Statements made in this press release that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, risks relating to consumer spending that may decline or that U.S. and global macroeconomic conditions may worsen resulting in reduced demand for the Company’s products, risks relating to changes in consumer preferences away from the Company’s offerings, risks relating to the effectiveness and efficiency of the Company’s advertising campaigns and marketing expenditures, including existing brands and the launch of new brands, which may not result in increased revenue or generate sufficient levels of brand name and program awareness, risks if the Company becomes subject to health or advertising related claims from its customers, competitors or governmental and regulatory bodies, and risks relating to increased competition from other nutrition providers. As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

This list of risks, uncertainties and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the Securities Exchange Commission, which are available to readers at www.sec.gov . Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the results of any revisions to the forward-looking statements made in this press release.

About MusclePharm Corporation

MusclePharm is a scientifically-driven, performance lifestyle company that develops, manufactures, markets and distributes branded sports nutrition products and functional energy beverages. Since our incorporation in 2006, we have developed a comprehensive product portfolio, which has fueled the widespread recognition of our brands, MusclePharm and FitMiss. Today, these brands are sold in more than 100 countries globally, supported by our diversified and industry-leading distribution partners. We believe our strong international presence has allowed us to attract a larger and more engaged social media audience than our competitive peers. Our global reach to a large and engaged customer base enables us to achieve The MusclePharm Promise of helping professional athletes and everyday active individuals reach their maximum potential with the most scientifically advanced, safe and nutritious sports supplementation products possible.

Contact:

John Mills, Managing Partner

ICR, Inc.

646-277-1254

John.Mills@icrinc.com

MusclePharm Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue, net	$10,042	$15,131	$50,042	$64,440
Cost of revenue	10,569	10,327	44,671	44,831
Gross profit	(527)	4,804	5,371	19,609
Operating expenses:
General and administration	2,497	2,655	9,891	12,952
Selling and promotion	984	1,083	4,393	3,888
Impairment of intangible assets	-	-	-	167
Total operating expenses	3,481	3,738	14,284	17,007
Income (loss) from operations	(4,008)	1,066	(8,913)	2,602
Other (expense) income:
Loss on settlement obligation	-	(8)	(2)	(95)
Interest expense	(3,628)	376	(5,460)	(1,493)
Other income (expense), net	829	134	1,501	465
Gain on settlement of payables	-	1,169	-	1,687
Income (loss) before provision for income taxes	(6,807)	2,737	(12,874)	3,166
Provision for income taxes	(31)	(83)	(8)	(19)
Net income (loss)	$(6,776)	$2,820	$(12,866)	$3,185
Net income (loss) per share, basic	$(0.20)	$0.09	$(0.39)	$0.10
Net income (loss) per share, diluted	$(0.20)	$0.06	$(0.39)	$0.08
Weighted average shares used to compute net income (loss) per share, basic	33,386,200	33,009,224	33,363,321	32,812,462
Weighted average shares used to compute net income (loss) per share, diluted	33,386,200	47,765,617	33,363,321	41,172,461

MusclePharm Corporation

Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash	$1,223	$2,003
Accounts receivable, net	6,388	7,488
Inventory, net	1,830	1,032
Prepaid expenses and other current assets	1,526	1,341
Total current assets	10,967	11,864
Property and equipment, net	5	13
Intangible assets, net	35	356
Operating lease right-of-use assets	203	474
Other assets	—	295
Total Assets	$11,210	$13,002
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,980	$14,719
Accrued and other liabilities	5,942	6,194
Obligation under secured borrowing arrangement	6,446	7,098
Line of credit	—	743
Operating lease liability	342	381
Senior notes payable	5,035	—
Convertible notes with a related party	5,330	2,872
Total Current Liabilities	41,075	32,007
Operating lease liability, long term	—	343
Other long term liabilities	2,326	5,071
Total Liabilities	43,401	37,421
Commitments and contingencies (Note 12)
Stockholders’ deficit:
Preferred stock, zero issued and outstanding	—	—
Common stock, par value of $0.001 per share; 100,000,000 shares authorized, 33,386,200 and 33,980,905 shares issued as of December 31, 2021 and December 31, 2020, respectively; and 33,386,200 and 33,105,284 shares outstanding as of December 31, 2021 and December 31, 2020, respectively	32	32
Additional paid-in capital	183,355	178,261
Treasury Stock at Cost, 875,621 shares	(10,039)	(10,039)
Accumulated deficit	(205,539)	(192,673)
Total Stockholders’ Equity	(32,191)	(24,419)
Total Liabilities and Stockholders’ Equity	$11,210	$13,002

MusclePharm Corporation

Consolidated Statements of Cash Flows

(In thousands)

	For the Year Ended
	December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$(12,866)	$3,185
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Depreciation and amortization of property and equipment	10	145
Amortization of intangible assets	321	320
Bad debt expense	(320)	172
Gain on disposal of property and equipment	—	(160)
Gain on settlment of payables	—	(1,687)
Provision for inventory write down	(96)	—
Stock-based compensation	653	144
Stock issued to nonemployees	—	204
Impairment of operating lease right-of-use assets	—	167
Warrant issued in conjuncion with senior notes payable	—	—
Amortization of debt issue cost	368	—
OID Interest	498	—
Amortization of debt discount	1,928	—
Proceeds from issuance of Paycheck Protection Program Loan	(965)	—
Changes in operating assets and liabilities:
Accounts receivable, net	1,420	(2,852)
Inventory	(702)	3,687
Prepaid expenses and other current assets	480	(39)
Right of use asset and other assets	—	549
Accounts payable	3,261	—
Other long-term liabilities	(1,780)	—
Accrued and other liabilities	(252)	(4,703)
Net cash provided by/(used in) operating activities	(8,042)	(868)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2)	(4)
Proceeds from disposal of property and equipment	—	222
Net cash provided by/(used in) investing activities	(2)	218
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit	—	1,243
Payments on lines of credit	—	(3,465)
Proceeds from secured borrowing arrangement, net of reserves	49,335	46,377
Payments to secured borrowing arrangement, net of fees	(49,988)	(43,722)
Proceeds from convertible shareholder’s loan	2,458	—
Proceeds from issuance of Paycheck Protection Program Loan	—	965
Proceeds from senior notes payable and warrants	7,050	—
Debt issuance costs	(848)	—
Repayment of notes payable	(743)	(277)
Net cash provided by/(used in) financing activities	7,264	1,121
Net increase/(decrease) in cash and cash equivalents	(780)	471
Cash and cash equivalents, beginning of period	2,003	1,532
Cash and cash equivalents, end of period	$1,223	$2,003

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$3,126	$1,437
Cash paid for taxes	40	39

Non-GAAP Adjusted EBITDA

In addition to disclosing financial results calculated in accordance with GAAP, this press release discloses Adjusted EBITDA, which is net loss adjusted for stock-based compensation, gain on settlement of payables, (gain) loss on disposal of property and equipment, interest and other expense, net, depreciation of property and equipment, amortization of intangible assets, provision for doubtful accounts, and (benefit) provision for income taxes.

Management uses Adjusted EBITDA as a supplement to GAAP measures to further evaluate period-to-period operating performance, as well as the Company’s ability to meet future working capital requirements. The exclusion of non-cash charges, including stock-based compensation, depreciation and amortization, gain on settlement of payables and impairment of assets, is useful in measuring the Company’s cash available for operations and performance of the Company. Management believes these non-GAAP measures will provide investors with important additional perspectives in evaluating the Company’s ongoing business performance.

The GAAP measure most directly comparable to Adjusted EBITDA is net income (loss). The non-GAAP financial measure of Adjusted EBITDA should not be considered as an alternative to net income (loss). Adjusted EBITDA is not a presentation made in accordance with GAAP and has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA excludes some, but not all, items that affect net income (loss) and is defined differently by different companies, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

Set forth below are reconciliations of our reported GAAP net income (loss) to Adjusted EBITDA (in thousands):

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income (loss)	$(6,774)	$2,915	$(12,866)	$3,185
Non-GAAP adjustments:
Gain on disposal of property and equipment		(1,153)	-	(160)
Gain on settlements	122	7	(143)	(1,687)
Impairment of operating lease right of use asset			-	167
Stock compensation expense	(56)		638	144
Interest and other expense, net	3,628	(376)	5,460	1,188
Depreciation of Property and Equipment	2	16	10	145
Amortization of Intangible Assets	80	81	321	320
PPP Loan Forgiveness	(965)	-	(965)	-
Provision for income taxes	(12)	(81)	28	(19)
Gain/loss foreign currency	(5)	(13)	(27)	-
Adjusted EBITDA (non-GAAP)	$(3,980)	$1,396	$(7,544)	$3,283

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